Exhibit 99.1

Page
Park Oaks Shopping Center and Ontario Plaza

Independent Auditors’ Report	F-1

Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2014 (Audited)	F-2

Notes to Combined Statement of Revenues and Certain Expenses for the year ended December 31, 2014 (Audited)	F-3

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Corp.

Pro Forma Consolidated Balance Sheet as of December 31, 2014 (Unaudited)	F-6

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2014 (Unaudited)	F-7

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-8

Pro Forma Consolidated Financial Statements of Retail Opportunity Investments Partnership, LP

Pro Forma Consolidated Balance Sheet as of December 31, 2014 (Unaudited)	F-10

Pro Forma Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2014 (Unaudited)	F-11

Notes to Pro Forma Consolidated Financial Statements (Unaudited)	F-12

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders
Retail Opportunity Investments Corp.
Retail Opportunity Investments Partnership, LP

We have audited the accompanying combined financial statement of the properties known as Park Oaks Shopping Center and Ontario Plaza located in Thousand Oaks, California and Ontario, California, respectively, (collectively, the “Properties”) which is comprised of the combined statement of revenues and certain expenses for the year ended December 31, 2014, and the related notes to the combined financial statement.

Management’s Responsibility for the Financial Statement
Management is responsible for the preparation and fair presentation of this combined financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of the financial statement that is free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility
Our responsibility is to express an opinion on this combined financial statement based on our audit.  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statement.  The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the combined financial statement, whether due to fraud or error.  In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the combined financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal controls.  Accordingly, we express no such opinion.  An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Properties for the year ended December 31, 2014 in accordance with accounting principles generally accepted in the United States of America.

Emphasis-of-Matter
We draw attention to Note 2 to the combined financial statement, which describes that the accompanying combined financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Properties’ revenues and expenses.  Our opinion is not modified with respect to this matter.

/s/ PKF O'Connor Davies
a division of O'Connor Davies, LLP

New York, New York
March 20, 2015

PARK OAKS SHOPPING CENTER AND ONTARIO PLAZA
     COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
(Dollar amounts in thousands)

Year Ended December 31, 2014
Revenues
Rental income (note 4)	$5,648
Total revenues	5,648

Certain Expenses
Utilities	202
Repairs, maintenance and supplies	483
Cleaning and landscaping	118
Real estate taxes	431
Insurance	57
Total certain expenses	1,291

Excess of revenues over certain expenses	$4,357

See accompanying notes to combined statement of revenues and certain expenses.

PARK OAKS SHOPPING CENTER AND ONTARIO PLAZA
NOTES TO COMBINED STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2014 (AUDITED)

1.           Business Organization

Retail Opportunity Investments Corp., a Maryland corporation (“ROIC”), is organized in a traditional umbrella partnership real estate investment trust format pursuant to which Retail Opportunity Investments GP, LLC, its wholly-owned subsidiary, serves as the general partner of, and ROIC conducts substantially all of its business through, its operating partnership subsidiary, Retail Opportunity Investments Partnership, LP, a Delaware limited partnership (the “Operating Partnership”) and its subsidiaries.  Unless otherwise indicated or unless the context requires otherwise, all references to the “Company” refer to ROIC together with its consolidated subsidiaries, including the Operating Partnership.

On January 6, 2015, the Company acquired the properties known as Park Oaks Shopping Center and Ontario Plaza (collectively, the “Properties”) located in Thousand Oaks, California and Ontario, California, respectively, from a third party seller for a purchase price of approximately $78.7 million. Park Oaks Shopping Center is approximately 110,000 square feet, and is anchored by Safeway (Vons) Supermarket. Ontario Plaza is approximately 150,000 square feet and is anchored by El Super Supermarket and Rite Aid Pharmacy.  The Properties were acquired with borrowings under ROIC’s credit facility.

2.   Basis of Presentation and Summary of Significant Accounting Policies

Basis of Presentation

The Combined Statement of Revenues and Certain Expenses (the “financial statement”) has been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The combined financial statement includes the historical revenues and certain expenses of the seller, exclusive of rental income related to parcels not acquired by the Company, interest income, depreciation and amortization, rental income relating to the allocation of purchase price of the Properties to above/below market leases and management and advisory fees, which may not be comparable to the corresponding amounts reflected in the future operations of the Properties.

Revenue Recognition

The Properties’ operations consist of rental income earned from tenants under leasing arrangements which generally provide for minimum rents and tenant reimbursements.  All leases are classified as operating leases. Minimum rents are recognized by amortizing the aggregate lease payments on a straight-line basis over the terms of the lease (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized as rental income in the period that the expenses are incurred.

Lease Termination Income

Termination fees are fees that the Properties have agreed to accept in consideration for permitting certain tenants to terminate their lease prior to the contractual expiration date.  The Properties recognize termination fees when the following conditions are met:  (a) the termination agreement is executed; (b) the termination fee is determinable; (c) all landlord services pursuant to the terminated leases have been rendered; and (d) collectability of the termination fee is assured.

Use of Estimates

The preparation of the combined financial statement in conformity with accounting principles generally accepted in the United States of America requires the Properties’ management to make estimates and assumptions that affect the reported amounts of combined revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

Bad debts are recorded under the specific identification method, whereby uncollectible receivables are reserved for when identified.

Repairs and Maintenance

Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.

3.           Subsequent Events

The Company has evaluated subsequent events through March 20, 2015, and has determined that there were no subsequent events or transactions which would require recognition or disclosure in the combined financial statement.

4.    Leases

The Properties are subject to non-cancelable lease agreements through 2024, subject to various escalation clauses, with tenants for retail space. As of December 31, 2014, the future minimum rents on non-cancelable operating leases expiring in various years are as follows (dollar amounts in thousands):

Year ending December 31	Amounts

2015	$4,299
2016	4,171
2017	3,896
2018	3,191
2019	2,381
Thereafter	6,360
$24,298

The tenant leases provide for annual rents that include the tenants’ proportionate share of real estate taxes and certain property operating expenses. The Properties’ tenant leases generally include tenant renewal options that can extend the lease terms.

Rental income on the combined financial statement includes the effect of amortizing the aggregate minimum lease payments on a straight-line basis over the entire term of each lease, which resulted in an increase in rental income of approximately $36,000 for the year ended December 31, 2014.

5.             Concentrations

For the year ended December 31, 2014, one tenant represented approximately 15% of the Properties’ rental income.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the year ended December 31, 2014 is presented as if Retail Opportunity Investments Corp. (the “Company”) had completed the acquisition of Park Oaks Shopping Center and Ontario Plaza (collectively, the “Properties”) on January 1, 2014. Additionally, the pro forma consolidated balance sheet as of December 31, 2014 has been presented as if the acquisition had been completed on December 31, 2014.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building and Improvements, respectively.  As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Company’s 2014 Annual Report on Form 10-K. The pro forma consolidated financial statements do not purport to represent the Company’s financial position as of December 31, 2014 or results of operations that would actually have occurred assuming the completion of the acquisition of the Properties had occurred on January 1, 2014; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2014
(UNAUDITED)
(in thousands)

	Company Historical (1)	Pro Forma Adjustments		Company Pro Forma
ASSETS:
Real Estate Investments:
Land	$550,078	$15,740	(2)	$565,818
Building and improvements	1,235,820	62,960	(2)	1,298,780
	1,785,898	78,700		1,864,598
Less: accumulated depreciation	88,173	—		88,173
Real Estate Investments, net	1,697,725	78,700		1,776,425
Cash and cash equivalents	10,773	—		10,773
Restricted cash	514	—		514
Tenant and other receivables, net	23,025	—		23,025
Deposits	4,500	—		4,500
Acquired lease intangible assets, net of accumulated amortization	71,433	—		71,433
Prepaid expenses	2,454	—		2,454
Deferred charges, net of accumulated amortization	39,731	—		39,731
Other	1,541	—		1,541
Total assets	$1,851,696	$78,700		$1,930,396

LIABILITIES AND EQUITY

Liabilities:
Credit facility	$156,500	$78,700	(2)	$235,200
Senior Notes Due 2023	246,174	—		246,174
Senior Notes Due 2024	246,521	—		246,521
Mortgage notes payable	94,183	—		94,183
Acquired lease intangible liabilities, net of accumulated amortization	118,359	—		118,359
Accounts payable and accrued expenses	12,173	—		12,173
Tenants’ security deposits	3,961	—		3,961
Other liabilities	11,043	—		11,043
Total liabilities	888,914	78,700		967,614

Equity:
Preferred stock	—	—		—
Common stock	9	—		9
Additional-paid-in capital	1,013,561	—		1,013,561
Dividends in excess of earnings	(80,976)	—		(80,976)
Accumulated other comprehensive loss	(8,882)	—		(8,882)
Total Retail Opportunity Investments Corp. stockholders’ equity	923,712	—		923,712
Non-controlling interests	39,070	—		39,070
Total equity	962,782	—		962,782
Total liabilities and equity	$1,851,696	$78,700		$1,930,396

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2014
(UNAUDITED)
(in thousands, except per share data)

	Company Historical (1)	Park Oaks and Ontario Plaza	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$119,842	$4,389	$81	(3)	$124,312
Recoveries from tenants	32,945	1,259	—		34,204
Other income	3,077	—	—		3,077
Total revenues	155,864	5,648	81		161,593

Operating expenses
Property operating	25,036	860	—		25,896
Property taxes	15,953	431	—		16,384
Depreciation and amortization	58,435	—	1,614	(4)	60,049
General and administrative expenses	11,200	—	—		11,200
Acquisition transaction costs	961	—	45	(5)	1,006
Other expense	505	—	—		505
Total operating expenses	112,090	1,291	1,659		115,040

Operating income	43,774	4,357	(1,578)		46,553
Non-operating income (expenses)
Interest expense and other finance expenses	(27,593)	—	(992	) (6)	(28,585)
Gain on sale of real estate	4,868	—	—		4,868
Net income	21,049	4,357	(2,570)		22,836
Net income attributable to non-controlling interests	(748)	—	—		(748)
Net Income Attributable to Retail Opportunity Investments Corp.	$20,301	$4,357	$(2,570)		$22,088

Net income per share – basic and diluted	$0.24				$0.26

Dividends per common share	$0.64				$0.64

Comprehensive income:
Net income	$21,049	$4,357	$(2,570)		$22,836
Other comprehensive income (loss)
Unrealized swap derivative (loss) gain arising during the period	(3,132)	—	—		(3,132)
Reclassification adjustment for amortization of interest expense included in net income	3,219	—	—		3,219
Other comprehensive income (loss)	87	—	—		87
Comprehensive income	21,136	4,357	(2,570)		22,923
Comprehensive income attributable to non-controlling interests	(748)	—	—		(748)
Comprehensive income attributable to Retail Opportunity Investments Corp.	$20,388	$4,357	$(2,570)		$22,175

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS CORP.
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

1.	Derived from the Company’s audited financial statements for the year ended December 31, 2014.
2.	Reflects the pro forma acquisition of the Properties for approximately $78.7 million. The acquisition was funded by borrowings under ROIC’s credit facility.
3.	Reflects the pro forma adjustment of $81,000 for the year ended December 31, 2014, to record operating rents on a straight-line basis beginning January 1, 2014.
4.
Reflects the estimated depreciation for the Properties based on the estimated values allocated to the building at the beginning of the periods presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	Year Ended December 31, 2014 Depreciation Expense

Building	39 years	$1,614

5.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Properties.
6.
Reflects the pro forma adjustment to interest expense, assuming the Company had borrowed funds from its credit facility to cover the purchase price of the Properties, as if the acquisition had been made on the first day of the period presented.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The unaudited pro forma consolidated statement of operations and comprehensive income for the year ended December 31, 2014 is presented as if Retail Opportunity Investments Partnership, LP (the “Operating Partnership”) had completed the acquisition of Park Oaks Shopping Center and Ontario Plaza (collectively, the “Properties”) on January 1, 2014. Additionally, the pro forma consolidated balance sheet as of December 31, 2014 has been presented as if the acquisition had been completed on December 31, 2014.

The purchase price allocation is calculated based on a 20/80 allocation to Land and Building and Improvements, respectively.  As of the date of this report, the Company is in the process of evaluating the purchase price allocation in accordance with the Accounting Standards Codification 805.  The purchase price is preliminary and could be subject to change.

The pro forma consolidated financial statements should be read in conjunction with the Operating Partnership’s 2014 Annual Report on Form 10-K. The pro forma consolidated financial statements do not purport to represent the Operating Partnership’s financial position as of December 31, 2014 or results of operations that would actually have occurred assuming the completion of the acquisition of the Properties had occurred on January 1, 2014; nor do they purport to project the Company’s results of operations as of any future date or for any future period.

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF DECEMBER 31, 2014
(UNAUDITED)
(in thousands)

	Company Historical (7)	Pro Forma Adjustments		Company Pro Forma
ASSETS:
Real Estate Investments:
Land	$550,078	$15,740	(8)	$565,818
Building and improvements	1,235,820	62,960	(8)	1,298,780
	1,785,898	78,700		1,864,598
Less: accumulated depreciation	88,173	—		88,173
Real Estate Investments, net	1,697,725	78,700		1,776,425
Cash and cash equivalents	10,773	—		10,773
Restricted cash	514	—		514
Tenant and other receivables, net	23,025	—		23,025
Deposits	4,500	—		4,500
Acquired lease intangible assets, net of accumulated amortization	71,433	—		71,433
Prepaid expenses	2,454	—		2,454
Deferred charges, net of accumulated amortization	39,731	—		39,731
Other	1,541	—		1,541
Total assets	$1,851,696	$78,700		$1,930,396

LIABILITIES AND EQUITY

Liabilities:
Credit facility	$156,500	$78,700	(8)	$235,200
Senior Notes Due 2023	246,174	—		246,174
Senior Notes Due 2024	246,521	—		246,521
Mortgage notes payable	94,183	—		94,183
Acquired lease intangible liabilities, net of accumulated amortization	118,359	—		118,359
Accounts payable and accrued expenses	12,173	—		12,173
Tenants’ security deposits	3,961	—		3,961
Other liabilities	11,043	—		11,043
Total liabilities	888,914	78,700		967,614

Equity:
ROIC capital	932,595	—		932,595
Limited partners’ capital	39,069	—		39,069
Accumulated other comprehensive loss	(8,882)	—		(8,882)
Total capital	962,782	—		962,782
Total liabilities and capital	$1,851,696	$78,700		$1,930,396

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME
FOR THE YEAR ENDED DECEMBER 31, 2014
(UNAUDITED)

(in thousands, except per share data)

	Company Historical (7)	Park Oaks and Ontario Plaza	Pro Forma Adjustments		Company Pro Forma
Revenues
Base rents	$119,842	$4,389	$81	(9)	$124,312
Recoveries from tenants	32,945	1,259	—		34,204
Other income	3,077	—	—		3,077
Total revenues	155,864	5,648	81		161,593

Operating expenses
Property operating	25,036	860	—		25,896
Property taxes	15,953	431	—		16,384
Depreciation and amortization	58,435	—	1,614	(10)	60,049
General and administrative expenses	11,200	—	—		11,200
Acquisition transaction costs	961	—	45	(11)	1,006
Other expense	505	—	—		505
Total operating expenses	112,090	1,291	1,659		115,040

Operating income	43,774	4,357	(1,578)		46,553
Non-operating income (expenses)
Interest expense and other finance expenses	(27,593)	—	(992	) (12)	(28,585)
Gain on sale of real estate	4,868	—	—		4,868

Net Income Attributable to Retail Opportunity Investments Partnership, LP	$21,049	$4,357	$(2,570)		$22,836

Net income per unit – basic and diluted	$0.24				$0.26
Distributions per unit	$0.64				$0.64

Comprehensive income:
Net income	$21,049	$4,357	$(2,570)		$22,836
Other comprehensive income (loss)
Unrealized swap derivative (loss) gain arising during the period	(3,132)	—	—		(3,132)
Reclassification adjustment for amortization of interest expense included in net income	3,219	—	—		3,219
Other comprehensive income (loss)	87	—	—		87
Comprehensive income attributable to Retail Opportunity Investments Partnership, LP	$21,136	$4,357	$(2,570)		$22,923

See accompanying notes to pro forma consolidated financial statements

RETAIL OPPORTUNITY INVESTMENTS PARTNERSHIP, LP
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Adjustments to the Pro Forma Consolidated Financial Statements

7.	Derived from the Operating Partnership’s audited financial statements for the year ended December 31, 2014.
8.	Reflects the pro forma acquisition of the Properties for approximately $78.7 million. The acquisition was funded by borrowings under ROIC’s credit facility.
9.	Reflects the pro forma adjustment of $81,000 for the year ended December 31, 2014, to record operating rents on a straight-line basis beginning January 1, 2014.
10.
Reflects the estimated depreciation for the Properties based on the estimated values allocated to the building at the beginning of the periods presented.  Depreciation expense is computed on a straight-line basis over the estimated useful life of the assets as follows (dollar amounts in thousands):

	Estimated Useful Life	Year Ended December 31, 2014 Depreciation Expense

Building	39 years	$1,614

11.	Reflects the pro forma adjustment for estimated costs related to the acquisition of the Properties.
12.
Reflects the pro forma adjustment to interest expense, assuming the Company had borrowed funds from its credit facility to cover the purchase price of the Properties, as if the acquisition had been made on the first day of the period presented.